SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934
(Amendment No.    )

Filed by the Registrant [  ]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
     6(e)(2))
[ X] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                    	ROYCE VALUE TRUST, INC.
           (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X]  No fee required.
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[  ] Fee paid previously with preliminary materials.
[  ] Check  box if any part of the fee is offset as provided by Exchange  Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date filed:

       		     NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                  	      ROYCE VALUE TRUST, INC.

To the Stockholders of
ROYCE VALUE TRUST, INC.

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ROYCE VALUE TRUST, INC. (the "Fund") will be held at the offices of the Fund, 1414 Avenue of the Americas, New York, New York, on April 28, 1999 at 2:00 p.m. (E.T.), for the following purposes:

      1. To elect a board of six directors, four to be elected by the holders of the Fund's Common Stock, its 7.8% Cumulative Preferred Stock and its 7.3% Tax-Advantaged Cumulative Preferred Stock (the two series of Cumulative Preferred Stock together will be referred to as the "Preferred Stock") voting together as a single class, and two to be elected only by the holders of the Fund's Preferred Stock.

      2. To ratify the selection of Tait, Weller & Baker as independent public accountants of the Fund for the year ending December 31, 1999.

      3. To transact such other business as may come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 18, 1999 as the record date for the determination of those stockholders entitled to vote at the meeting, and only holders of record at the close of business on that day will be entitled to vote.

      The Fund's Annual Report to Stockholders for the year ended December 31, 1998 was previously mailed to stockholders, and copies of it are available upon request, without charge, by writing to the Fund at 1414 Avenue of the Americas, New York, New York 10019 or calling toll free at 1-800-221-4268.

                           IMPORTANT

      To save the Fund the expense of additional proxy solicitation, if you do not now expect to be present at the meeting, please insert your instructions on the enclosed Proxy, date and sign it and return it in the enclosed envelope (which requires no postage if mailed in the United States). The Proxy is solicited on behalf of the Board of Directors, is revocable and will not affect your right to vote in person in the event that you attend the meeting.

                              By order of the Board of Directors,

                              John E. Denneen
                              Secretary
March 25, 1999

                         ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                             ROYCE VALUE TRUST, INC.
                           1414 Avenue of the Americas
                            New York, New York 10019

                            Wednesday, April 28, 1999

                          _____________________________
                                 PROXY STATEMENT
                          _____________________________


      Accompanying this Proxy Statement is a Notice of Annual Meeting of Stockholders and a form of Proxy for the meeting, solicited on behalf of the directors of Royce Value Trust, Inc. (the "Fund").

      The Proxy may be revoked at any time before it is exercised by written instructions to the Fund or by filing a new Proxy with a later date, and any stockholder attending the meeting may vote in person, whether or not he or she has previously filed a Proxy. Shares represented by all properly executed Proxies received in time for the meeting will be voted. Where a stockholder has specified a choice on the Proxy with respect to Proposal 2 in the Notice of Annual Meeting, his or her shares will be voted accordingly. If no directions are given, the stockholder's shares will be voted in favor of the Proposal. Unless authority to vote for all nominees or for an individual nominee pursuant to Proposal 1 is specifically withheld, the Proxy will be voted for the election of all of the persons nominated by the Board of Directors to become directors. The cost of soliciting proxies will be borne by the Fund, which will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding proxy materials to the beneficial owners of the Fund's shares. Some officers and employees of the Fund and/or Royce & Associates, Inc. ("Royce"), the Fund's investment adviser, may solicit Proxies personally and by telephone, if deemed desirable.

      On March 18, 1999, the record date for the meeting, there were 32,880,261 shares of Common Stock and 6,400,000 shares of Preferred Stock of the Fund outstanding. Stockholders entitled to vote are those of record on that date. Shares of both the Common Stock and the Preferred Stock are entitled to one vote on each item of business at the meeting. Stockholders vote at the Annual Meeting by casting ballots (in person or by proxy) which are tabulated by one or two persons, appointed by the Board of Directors before the meeting, who serve as Inspectors and Judges of Election at the meeting and who have executed an Inspectors and Judges Oath. Neither abstentions nor broker non-votes are counted in the tabulation of such votes.

           The following persons were known to the Fund to be beneficial owners or owners of record of 5% or more of its outstanding shares of Common Stock and Preferred Stock as of the record date.

                    	      Class/Series   	Amount and Nature          Percentage
Name and Address of Owner     of  Stock      	of Ownership               of Class/Series
-------------------------     ---------	        ---------------		   ---------------
Yale University               Common         	2,894,750 shares--         	8.8%
451 College Street                           	Beneficial (sole voting
P.O. Box 1074 Yale Station                   	and investment power)
New Haven, CT  06520

Cede & Co. FAST               Common         	30,682,084 shares-Record   	93.3%
P.O. Box 20 Bowling
  Green Station               7.8% Preferred 	2,359,194 shares-Record       	98.3%
New York, NY 10274
                              7.3% Preferred    3,974,432 shares-Record		99.4%

                   SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

                    Common                   		   Preferred
Proposal            Stockholders                  	   Stockholders
--------	    ------------			   ------------
   1         Common and Preferred Stockholders,            Preferred Stockholders,
             voting  together as a single class, elect     voting  as  a separate class,
             4 directors                        	   elect 2 additional directors

   2         Common and Preferred Stockholders, voting together as a single class

                      1. ELECTION OF DIRECTORS (Proposal 1)

      At the meeting, it is proposed to elect six directors, each director to hold office until the next Annual Meeting of Stockholders and until his successor shall have been elected and qualified. The holders of both the Common Stock and the Preferred Stock, voting together as a single class, are entitled to elect four directors. The holders of the Preferred Stock, voting as a separate class, are entitled to elect the remaining two directors. The Fund's Board of Directors has nominated the following six persons, each of whom has served as a director since July 1986 (except for John D. Diederich, who has served as a director since June 1997, and Donald R. Dwight, who has served as a director since June 1998), to become directors of the Fund. Certain information concerning them is set forth below. Each of these persons has agreed to serve if elected, and the Fund's management has no reason to believe that any of them will be unavailable for election as a director. However, if any of them become unwilling or unable to serve, the persons named in the accompanying form of Proxy will vote for the election of such other persons, if any, as the Board of Directors may nominate.

                                   Positions With
     Name                Age       The Fund                 Elected By
     ----		 ---	   ---------------	    ----------
     Charles M. Royce    59        Director, President      Common and
                                   and Treasurer            Preferred

     John D. Diederich.  47        Director and Vice        Preferred only
                              	   President

     Donald R. Dwight    67        Director                 Common and
				   			    Preferred

     Richard M. Galkin   60        Director                 Common and
							    Preferred

     Stephen L. Isaacs   59        Director                 Common and
                                                  	    Preferred

     David L. Meister    59        Director                 Preferred only

      A total of 5 meetings of the Board of Directors were held during the year ended December 31, 1998, and each director attended 75% or more of the meetings held during the period in which he served.

      The  Board  of Directors has an Audit Committee, comprised  of  Donald  R.
Dwight, Richard M. Galkin, Stephen L. Isaacs and David L. Meister, which is responsible for recommending the selection and nomination of the Fund's independent auditors and for conducting post-audit reviews of its financial condition with the auditors. The Audit Committee held two meetings during the year ended December 31, 1998, and each member of the Audit Committee attended both of the meetings, except for Mr. Dwight who attended only one of the meetings since he did not join the Board until after the first such meeting had been held. The Board of Directors does not have any other standing committees.

      There are no family relationships between any of the Fund's directors and officers.

      As of the record date, the Fund's directors beneficially owned the following shares of its Common Stock:

      Name of Director                  Amount    	Percentage of Class
      ----------------			------		-------------------
      Charles M. Royce     .............242,271 shares	       .74%
      John  D.  Diederich  .................339  shares		-
      Donald  R. Dwight    .................300  shares		-
      Richard  M. Galkin   .................400  shares		-
      Stephen  L.  Isaacs  .................317  shares		-
      David L. Meister     ......................None		-

      Mr. Royce has sole voting power and sole investment power as to the shares beneficially owned by him. As of the record date, all directors and officers of the Fund as a group (10 persons) beneficially owned 245,671 shares of the Fund's Common Stock, constituting .75% of the class, and no shares of its Preferred Stock.

     For the year ended December 31, 1998, Mr. Isaacs failed to file on a timely basis 2 reports required by Section 16(a) of the Securities Exchange Act of 1934.

Business Experience
      Set forth below is certain information as to the principal business experience of the Fund's directors during the past five years.

      Charles M. Royce is the President, Secretary, Treasurer and sole director and sole voting shareholder of Royce, the Fund's investment adviser. He has served as Royce's President and Treasurer for more than 25 years. Mr. Royce also manages three private investment partnerships through Royce Management Company ("RMC"), a registered investment adviser, of which he is the managing general partner.

      John  D.   Diederich has been the Director of Administration of The  Royce
Funds since January 1993 and President of Royce Fund Services, Inc. ("RFS"), the distributor of The Royce Fund's shares, since November 1995.

      Donald R. Dwight is President of Dwight Partners, Inc., corporate communications consultants. From 1982 until March 1998, he served as Chairman of Newspapers of New England, Inc. and is now its Chairman Emeritus. He is also a trustee of the registered investment companies constituting the Eaton Vance funds. Mr. Dwight's prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts and as President and Publisher of Minneapolis Star and Tribune Company.

      Richard M. Galkin is a private investor and the President of Richard M. Galkin Associates, Inc., tele-communications consultants. His prior business experience includes having served as President of Manhattan Cable Television (a subsidiary of Time Inc.), President of Havermills Inc. (another Time Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comstat).

      Stephen L. Isaacs has been President of The Center for Health and Social Policy since September 1996 and President of Stephen L. Isaacs Associates, consultants. He was a Director of the Columbia University Development Law and Policy Program and a Professor at Columbia University until August 1996.

     David L. Meister is a consultant in the communications industry. His prior business experience includes having served as President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

      Mr. Royce is also President and Treasurer of Royce Micro-Cap Trust, Inc. ("OTCM"), Royce Global Trust, Inc. ("RGT"), The Royce Fund ("TRF") and Royce Capital Fund ("RCF"), registered management investment companies. Messrs. Royce, Dwight, Galkin, Isaacs and Meister are also directors/trustees of OTCM, RGT, TRF and RCF. Mr. Diederich is also a director of OTCM, a trustee of RCF and a Vice President of the Fund, OTCM, RGT and RCF, and Mr. Royce is also the sole director and Secretary of RFS.

     Messrs. Royce and Diederich are "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

      In addition to Mr. Royce, three Vice Presidents of the Fund are also officers of Royce.

Remuneration of Directors

      Set forth below is the compensation paid by the Fund and the four other registered investment companies comprising The Royce Funds to each director for the year ended December 31, 1998.

                     Aggregate Compensation     Total Compensation From the Fund
     Director        From the Fund              and Other Royce Funds
     --------        ----------------------     --------------------------------
     Charles M. Royce            -                            -
     John D. Diederich           -                            -
     Donald R. Dwight         $  8,360                   $   34,295
     Richard M. Galkin          15,000                       61,750

                     Aggregate Compensation     Total Compensation From the Fund
     Director        From the Fund              and Other Royce Funds
     --------        ----------------------     --------------------------------

     Stephen L. Isaacs          15,000                       61,750
     David L. Meister           15,000			     61,750

      Each of the Fund's non-affiliated directors receives a base fee of $10,000 per year plus $1,000 for each meeting of the Board of Directors attended. No director of the Fund received remuneration for services as a director for the year ended December 31, 1998 in addition to or in lieu of this standard arrangement.

Vote Required

       A quorum consists of stockholders representing a majority of the outstanding shares of the Fund's Common Stock and/or Preferred Stock, as the case may be, entitled to vote who are present in person or by proxy, and a plurality of all of the votes cast at a meeting at which a quorum is present is sufficient to elect a director.

The Board of Directors recommends a vote FOR all nominees.

                               2. RATIFICATION OF
            SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS (Proposal 2)

      At the meeting, the stockholders will be asked to ratify the selection by the Board of Directors, including a majority of the directors who are not "interested persons" of the Fund, of Tait, Weller & Baker, independent accountants, to serve as the Fund's auditors for the year ending December 31, 1999.

      Tait, Weller & Baker has informed the Fund that neither Tait, Weller & Baker nor any of its partners has any direct or indirect financial interest in the Fund except as auditors and independent public accountants. A representative of Tait, Weller & Baker is not expected to be present at the meeting, but has been given an opportunity to make a statement if he so desires, and will be available should any matter arise requiring his participation.

Vote Required

      Ratification of the selection of Tait, Weller & Baker as the independent public accountants of the Fund requires the affirmative vote of a majority of the outstanding shares of the Fund's Common Stock and Preferred Stock, voting together as a single class, present or represented at the meeting (assuming that more than 50% of the shares are present or represented).

          The Board of Directors recommends a vote FOR Proposal 2.

                                3. OTHER BUSINESS

      While the meeting has been called to transact any business that may properly come before it, the Trustees know of no other business than the matters stated in Proposals 1 and 2 in the Notice of the Annual Meeting. However, if any additional matter properly comes before the meeting and on all matters incidental to the conduct of the meeting, it is the intention of the person or persons named in the enclosed Proxy to vote in accordance with their judgment on such matters.

                             ADDITIONAL INFORMATION

      The address of Royce & Associates, Inc., the Fund's investment adviser, is 1414 Avenue of the Americas, New York, New York 10019.

	                     STOCKHOLDER PROPOSALS

      Proposals  of  stockholders intended to be presented at  the  Fund's  2000
Annual Meeting of Stockholders must be received by the Fund by November 26, 1999, for inclusion in the Fund's Proxy Statement and form of Proxy for that meeting. The Board of Directors has adopted certain amendments to the Fund's Bylaws, which generally require advance notice be given to the Fund in the event a stockholder desires to nominate a person for election to the Board of Directors or to transact any other business from the floor at an annual meeting of stockholders. With respect to the 2000 and subsequent annual meetings, notice of any such nomination or other business must be received at the Fund's principal executive office not less than 15 calendar days before the annual meeting.

     This notice provision was adopted to afford stockholders a fair opportunity to present matters for consideration at stockholders meetings, while assuring that stockholders and directors will have a reasonable opportunity to consider the matters proposed and to allow for full information to be distributed to all stockholders about all sides of the particular issue.

      The foregoing summary of the terms of the changes to the Bylaws is not complete and is subject to and qualified by reference to the complete text of the Fund's Amended and Restated Bylaws filed with the Securities and Exchange Commission as an exhibit to the Fund's Form N-SAR for the period ended June 30, 1998.

  		PLEASE FILL IN, DATE AND SIGN THE PROXY AND RETURN IT IN THE
        		       ACCOMPANYING POSTAGE-PAID ENVELOPE


RCVT-PS-99

COMMON STOCK        ROYCE VALUE TRUST, INC.         COMMON  STOCK
                  1414 Avenue of the Americas
                      New York, NY  10019

  	This Proxy is solicited on behalf of the Board of Directors.

The undersigned, a Common Stockholder of Royce Value Trust, Inc., hereby appoints Charles M. Royce and John E. Denneen, or either of them, acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of Common Stock of the Fund held of record by the undersigned on March 18, 1999, at the Annual Meeting of Stockholders to be held on April 28, 1999, or at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposals 1 and 2.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?


_____________________________________	_____________________________________


_____________________________________	_____________________________________


_____________________________________	_____________________________________

X PLEASE MARK VOTES
 AS IN THIS EXAMPLE

_____________________________________________

     ROYCE VALUE TRUST, INC.
         COMMON STOCK
_____________________________________________


                                                            	With-    For All
                                                       For      hold     Except

                     1.  ELECTION OF DIRECTORS	       /  /     /  /     /  /

                          Charles M. Royce, Donald R. Dwight
                         Richard M. Galkin and Stephen L. Isaacs

                         If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee's name. Your shares will be voted for the remaining nominees.

                                                       For    Against   Abstain
						       /  /     /  /     /  /
                     2.  PROPOSAL TO RATIFY THE SELECTION
                         OF TAIT,  WELLER & BAKER AS IN-
                         DEPENDENT PUBLIC ACCOUNTANTS


                     3.  THE PROXIES ARE AUTHORIZED TO VOTE
                         UPON SUCH OTHER BUSINESS AS MAY
                         PROPERLY COME BEFORE THE MEETING.


Please be sure to sign and date this Proxy.     Date:

Mark box at the right if an address change or comment has been noted on the reverse side of this card.


Stockholder sign here       Co-owner sign here       RECORD DATE SHARES:

PREFERRED STOCK     	ROYCE VALUE TRUST, INC.      	 PREFERRED STOCK
                     1414 Avenue of the Americas
                         New York, NY  10019

   	This Proxy is solicited on behalf of the Board of Directors.

The undersigned, a Preferred Stockholder of Royce Value Trust, Inc., hereby appoints Charles M. Royce and John E. Denneen, or either of them, acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of the 7.8% Cumulative Preferred Stock of the Fund held of record by the undersigned on March 18, 1999, at the Annual Meeting of Stockholders to be held on April 28, 1999, or at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposals 1 and 2.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?


_____________________________________	_____________________________________


_____________________________________	_____________________________________


_____________________________________	_____________________________________

X PLEASE MARK VOTES
    AS IN THIS EXAMPLE

_____________________________________________

ROYCE VALUE TRUST, INC.
         PREFERRED STOCK
_____________________________________________


                                                            	With-    For All
                                                       For      hold     Except

                     1.  ELECTION OF DIRECTORS	       /  /     /  /     /  /

                           Charles M. Royce, John D. Diederich,
                           Donald R. Dwight, Richard M. Galkin,
                           Stephen L. Isaacs and David L. Meister

                         If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee's name. Your shares will be voted for the remaining nominees.

                                                       For    Against   Abstain
						       /  /     /  /     /  /
                     2.  PROPOSAL TO RATIFY THE SELECTION
                         OF TAIT,  WELLER & BAKER AS IN-
                         DEPENDENT PUBLIC ACCOUNTANTS


                     3.  THE PROXIES ARE AUTHORIZED TO VOTE
                         UPON SUCH OTHER BUSINESS AS MAY
                         PROPERLY COME BEFORE THE MEETING.



Please be sure to sign and date this Proxy.     Date:

Mark box at the right if an address change or comment has been noted on the reverse side of this card.


Stockholder sign here       Co-owner sign here       RECORD DATE SHARES:

PREFERRED STOCK     	   ROYCE VALUE TRUST, INC.            PREFERRED STOCK
                       1414 Avenue of the Americas
                           New York, NY  10019

   	This Proxy is solicited on behalf of the Board of Directors.

The undersigned, a Preferred Stockholder of Royce Value Trust, Inc., hereby appoints Charles M. Royce and John E. Denneen, or either of them, acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of the 7.3% Tax-Advantaged Cumulative Preferred Stock of the Fund held of record by the undersigned on March 18, 1999, at the Annual Meeting of Stockholders to be held on April 28, 1999, or at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposals 1 and 2.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?


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

X PLEASE MARK VOTES
    AS IN THIS EXAMPLE

_____________________________________________

ROYCE VALUE TRUST, INC.
         PREFERRED STOCK
_____________________________________________



                                                            	With-    For All
                                                       For      hold     Except

                     1.  ELECTION OF DIRECTORS	       /  /     /  /     /  /

                           Charles M. Royce, John D. Diederich,
                           Donald R. Dwight, Richard M. Galkin,
                           Stephen L. Isaacs and David L. Meister

                         If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee's name. Your shares will be voted for the remaining nominees.

                                                       For    Against   Abstain
						       /  /     /  /     /  /
                     2.  PROPOSAL TO RATIFY THE SELECTION
                         OF TAIT,  WELLER & BAKER AS IN-
                         DEPENDENT PUBLIC ACCOUNTANTS


                     3.  THE PROXIES ARE AUTHORIZED TO VOTE
                         UPON SUCH OTHER BUSINESS AS MAY
                         PROPERLY COME BEFORE THE MEETING.



Please be sure to sign and date this Proxy.     Date:

Mark box at the right if an address change or comment has been noted on the reverse side of this card.


Stockholder sign here       Co-owner sign here       RECORD DATE SHARES: